Exhibit 99.1



                               CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by Universal Communication Systems, Inc. (the "Company") with the Securities and Exchange Commission of its Annual Report on Form 10-KSB for the Fiscal Year Ended September 30, 2002 (the "Report"), the undersigned does hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



                                       /s/ MICHAEL J. ZWEBNER
                                       ------------------------
Date:  February 13, 2003          By:  Michael J. Zwebner
                                       Chairman of the Board of
                                       Directors